Segment and Geographic Information	12 Months Ended
Mar. 31, 2024
Segment Reporting [Abstract]
Segment and Geographic Information
22 - Segment and Geographic Information
The Company has determined its Chief Executive Officer is its chief operating decision maker. The Company’s Chief Executive Officer reviews financial information presented on a consolidated basis for purposes of assessing performance and making resource allocation decisions. Accordingly, the Company has determined that it operates as a single operating and reportable segment.
Refer to Note 4 - Revenue for revenue by geographic region.
Long-lived assets by geographic area are as follows:

	As of March 31,
(in millions)	2024	2023
United Kingdom	$287	$281
United States	90	78
Other countries	43	32
Total	$420	$391